UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

FINNOVATE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41012	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The White House, 20 Genesis Close, George Town Grand Cayman, Cayman Islands	KY1 1208
(Address of principal executive offices)	(Zip Code)

+1 (347)743-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 27, 2023, Finnovate Acquisition Corp. (the “Company”) entered into an agreement (the “Investment Agreement”) with Finnovate Sponsor LP (the “Sponsor”) and Sunorange Limited (the “Investor”), pursuant to which Investor and its designees shall acquire partnership interests in the Sponsor and Class B ordinary shares directly held by certain Company directors, which combined interests will entitle Investor to receive, in the aggregate, 3,557,813 Class B ordinary shares and 6,160,000 private placement warrants, and the Company shall introduce a change in management and the board as follows: (i) Calvin Kung shall replace David Gershon as Chairman of the Board and Chief Executive Officer and Tommy Chiu Wang Wong shall replace Ron Golan as Chief Financial Officer and director, effective upon closing of the Investment (as defined herein); (ii) Jonathan Ophir and Uri Chaitchik shall tender their resignations as Chief Investment Officer and Senior Consultant, respectively, effective upon closing of the Investment; and (iii) Mitch Garber, Gustavo Schwed and Nadav Zohar shall tender their resignations as directors, to be effective upon expiration of all applicable waiting periods under Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 thereunder (such period of time being referred to herein as the “Waiting Period”), and whose vacancies shall be filled by individuals to be designated by the Investor and effective upon expiration of the Waiting Period (such new officers and directors collectively referred to herein as the “New Management”). Investor’s acquisition of partnership interests and related Class B ordinary shares, the change to New Management, and other transactions contemplated by the Investment Agreement are hereinafter referred to as the “Investment.”

The consummation of the Investment is contingent on shareholder approval of certain proposals (the “Charter Proposals”) to amend the Company’s memorandum and articles of association to be submitted to the Company’s shareholders at its extraordinary general meeting of shareholders on May 8, 2023 (the “Extension Meeting”), as well as other closing conditions, including but not limited to: (i) a minimum of $30 million remaining in the Company’s trust account (the “Trust Account”) after accounting for all redemptions in connection with the Extension Meeting; (ii) the Company obtaining or extending a D&O insurance policy on terms satisfactory to the parties, (iii) the conversion of Class B ordinary shares into Class A ordinary shares as needed to retain shareholders and meet continued listing requirements of Nasdaq in the event that the Articles Extension Proposal is approved; (iv) the amendment of the Sponsor’s existing limited partnership agreement; (v) the transfer of 61,875 Class B ordinary shares from certain Company directors to the Investor or its designees; and (vi) the cancellation of an outstanding $550,000 loan from the Sponsor and the reduction of certain advisory fees to be due upon the closing of an initial business combination.

As disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”), the Charter Proposals seek to, among other things, extend the period of time for the Company to complete an initial business combination. If the Charter Proposals are implemented and all other closing conditions to the Investment have been satisfied or waived, then, pursuant to the Investment Agreement, the Investor will contribute to the Company loans (the “Loans”) of the lesser of (x) $100,000 or (y) $0.033 for each public share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on May 8, 2023 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until May 8, 2024. The Investor shall also assume up to $550,000 of vendor payables currently outstanding by the Company plus the cost of preparing the Proxy Statement and the matters discussed therein. Investor shall be entitled to receive additional Class B ordinary shares (or their equivalent) to the extent that liabilities incurred by the Company (excluding the cost of preparing this proxy statement and the matters discussed herein) prior to the closing of the Investment exceed $550,000.

If the Charter Proposals are approved and implemented and the Investment is consummated, then in accordance with the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) May 8, 2024 or such earlier date as may be determined by the Company’s board of directors in its sole discretion. Notwithstanding shareholder approval of the Charter Proposals, the Company’s board of directors will retain the right to abandon and not implement the Charter Proposals at any time without any further action by the Company’s shareholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits

10.1†	Investment Agreement

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finnovate Acquisition Corp.

Date: May 3, 2023	By:	/s/ David Gershon
	Name:	David Gershon
	Title:	Chairman and Chief Executive Officer